UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020

ARCA biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11080 CirclePoint Road, Suite 140, Westminster, CO		80020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 940-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On July 2, 2020, ARCA biopharma, Inc. (the “Company”) entered into Amendment No. 7 (the “Amendment”) to its Capital on DemandTM Sales Agreement, dated as of January 11, 2017, as amended by the Amendment No. 1, dated as of August 21, 2017, Amendment No. 2, dated as of January 25, 2019, Amendment No. 3, dated as of March 11, 2019, Amendment No. 4, dated as of May 9, 2019, Amendment No. 5, dated as of May 20, 2019 and Amendment No. 6, dated as of June 28, 2019, (together, the “Sales Agreement” and, as amended by the Amendment, the “Amended Sales Agreement”), with JonesTrading Institutional Services LLC, as agent (“Agent”). The Amendment, among other things, increased the maximum aggregate offering value of shares of the Company’s common stock (the “Additional Shares”) which the Company may issue and sell from time to time under the Amended Sales Agreement (the “Offering”) by $7,636,600, from $17,523,725 to $25,160,325.  As of July 2, 2020, the Company had sold 1,087,858 shares of its common stock under the Sales Agreement for an aggregate offering price of approximately $17.4 million, before deducting sales and commissions and offering expenses. The Company will file a prospectus supplement with the Securities and Exchange Commission (the “SEC”) in connection with the Offering (the “Prospectus Supplement”) under its existing Registration Statement on Form S-3 (File No 333-238067), which became effective on May 20, 2020 (the “Registration Statement”).

Under the Amended Sales Agreement, Agent may sell the Additional Shares by any method permitted by law and deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company may instruct Agent not to sell Additional Shares if the sales cannot be effected at or above the price designated by the Company from time to time.

The Company is not obligated to make any sales of the Additional Shares under the Amended Sales Agreement. The Offering will terminate upon the earlier of (a) the sale of all of the Additional Shares subject to the Amended Sales Agreement or (b) the termination of the Amended Sales Agreement by Agent or the Company, as permitted therein.

The Company will pay Agent a commission rate equal to 3.0% of the aggregate gross proceeds from each sale of Additional Shares and has agreed to provide Agent with customary indemnification and contribution rights. The Company will also reimburse Agent for certain specified expenses in connection with entering into the Amended Sales Agreement.

The foregoing description of the Amended Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company previously filed the Sales Agreement as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on January 11, 2017, the Amendment No.1 as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on August 21, 2017, the Amendment No.2 as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on January 25, 2019, the Amendment No.3 as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on March 11, 2019, the Amendment No.4 as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on May 9, 2019, the Amendment No.5 as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on May 20, 2019 and the Amendment No.6 as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on June 28, 2019.

Cooley LLP, counsel to the Company, has issued a legal opinion relating to the Additional Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Additional Shares will be sold pursuant to the Registration Statement, and offerings of the Additional Shares will be made only by means of the Prospectus Supplement and any accompanying prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 2.02 Results of Operations and Financial Condition.

On July 2, 2020, the Company provided an update on its cash balance. Based on its cash and cash equivalents balance as of March 31, 2020, together with the $5.3 million of net proceeds raised in the second quarter of 2020 from sales of its common stock, the Company believes its cash and cash equivalents will be sufficient to fund its operations, at its current cost structure, through the end of the second quarter of 2021.

The information provided in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which may be identified by use of words such as “plan,” “may,” “might,” “believe,” “expect,” “intend,” “could,” “would,” “should,” and other words and terms of similar meaning, involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such forward-looking statements include statements relating to any future sales under the Amended Sales Agreement or the ability of the Company’s current cash balance to fund its operations. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Actual events or results may differ materially from those stated in any such statements due to various factors, some of which are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as well as other subsequent filings by the Company with the SEC. Statements included or incorporated by reference into this Current Report on Form 8-K are based upon information known to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to publicly revise or update any forward-looking statement for any reason.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Cooley LLP.
10.1	Amendment No. 7 to Capital on DemandTM Sales Agreement, dated July 2, 2020, by and between ARCA biopharma, Inc. and JonesTrading Institutional Services LLC.
23.1	Consent of Cooley LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2020

ARCA biopharma, Inc.
(Registrant)

	By:	/s/ Brian L. Selby
		Name:	Brian L. Selby
		Title:	Vice President, Finance and Chief Accounting Officer